UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2015
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on May 20, 2015 to provide the required financial information relating to our acquisition of a multifamily community located in Chapel Hill, North Carolina know as Farrington Lakes (the “Farrington Lakes”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Farrington Lakes that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.    Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

June 12, 2015	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Report of Independent Auditors

To the Board of Directors and Shareholders
Resource Real Estate Opportunity REIT II, Inc.

We have audited the accompanying Statement of Revenues and Certain Expenses (the “Statement”) of Farrington Lakes Apartments NF L.P., (the “Property”) for the year ended December 31, 2014, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the Statement in conformity with U.S. generally accepted accounting principles; this includes the design implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above present fairly, in all material respects, the statement of revenues and certain expenses described in Footnote 1 of the Property for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Footnote 1 to the financial statement, the Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc., and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.
/s/Ernst & Young LLP
New York, NY
May 29, 2015

Farrington Lakes Apartments NF L.P.
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2014 and Three Months Ended March 31, 2015 (unaudited)

	Three Months Ended March 31, 2015	For the Year Ended December 31, 2014
	(unaudited)
Revenues:
Rental Income	$1,014,892	$4,020,134
Other Income	23,577	134,043
Total Revenues	1,038,469	4,154,177

Certain Expenses:
Operating expenses	255,149	1,045,073
Real estate taxes	97,532	382,480
Insurance	23,814	95,659
Advertising and leasing	9,146	52,292
Management fees	41,472	164,354
General and administrative	10,743	42,193
Total Certain Expenses	437,856	1,782,051
Excess of revenues over certain expenses	$600,613	$2,372,126

See accompanying notes.

Notes to Statements of Revenues and Certain Expenses
Year Ended December 31, 2014 and Three Months Ended March 31, 2015 (unaudited)

1. Organization, Basis of Presentation and Summary of Significant Accounting Policies
The accompanying statements of revenues and certain expenses include the operations of Farrington Lakes NF L.P. (the “Property”), a 411 unit residential apartment building located in Chapel Hill, North Carolina. On May 19, 2015, the Property was acquired by RRE Farrington Holdings, LLC, an indirect, wholly-owned subsidiary of Resource Real Estate Opportunity REIT II, Inc.
Basis of Presentation
The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization and interest expense.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Revenue Recognition
Rental income is recognized on a straight line basis over the non-cancelable term of the leases, which are generally six to fifteen months. Tenant reimbursements for water, sewer and trash removal charges are recognized as rental income in the period that the expenses are incurred. Included in rental income are tenant reimbursements of approximately $42,000 (unaudited) and $173,000 for the three months ended March 31, 2015 and the year ended December 31, 2014, respectively.
Other income primarily relates to parking and pet fees and is recognized when the related services are utilized by the tenants.
Property Management Fee
The property incurred management fees representing 4% of gross receipts from the property, of which 1% of gross receipts were paid to a related party. The terms and management fee rates of the new property management agreements may be different from the existing property management agreement.
2. Subsequent Events
The Property evaluated subsequent events through May 29, 2015, the date the financial statements were available to be issued. No significant subsequent events have been identified that would require disclosure in the notes to the financial statements.

Unaudited Pro Forma Consolidated Financial Information

On May 19, 2015, Resource Real Estate Opportunity REIT II, LLC. (the “Company”) purchased RRE Farrington Holdings, LLC ("Farrington Lakes"), a 411 unit residential apartment building located in Chapel Hill, North Carolina. The residential apartment complex was purchased for $46.8 million excluding closing costs and was funded from the capital of the Company.

The following unaudited pro forma consolidated balance sheet as of March 31, 2015 and consolidated statements of comprehensive loss for the three months ended March 31, 2015 and for the year ended December 31, 2014 are presented as if the Company had acquired Farrington Lakes on January 1, 2014.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly reports on Form 10-Q, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2015

	March 31, 2015	Pro Forma Adjustments		March 31, 2015
	(a)			(Pro Forma)
Assets
Investments:
Rental property, net	$86,023,819	$46,800,000	(b)	$132,823,819
Identified intangible assets, net	1,378,960	—		1,378,960
	87,402,779	46,800,000		134,202,779

Cash	59,788,902	7,350,958	(b)(c)	67,139,860
Restricted cash	839,633	—		839,633
Tenant receivables	1,493	—		1,493
Due from related party	50,399	—		50,399
Subscriptions receivable	4,762,567	—		4,762,567
Prepaid expenses and other assets	153,288	145,471	(b)	298,759
Deferred offering costs	1,950,461	—		1,950,461
Deferred financing costs, net	566,327	—		566,327
Total assets	$155,515,849	$54,296,429		$209,812,278

Liabilities and Stockholders' Equity
Liabilities:
Mortgage note payable	$38,540,000	$—		$38,540,000
Accounts payable and accrued expenses	960,252	165,705	(b)	1,125,957
Due to related parties	1,164,357	—		1,164,357
Tenant prepayments	75,399	2,650	(b)	78,049
Security deposits	90,513	83,990	(b)	174,503
Distribution payable	1,531,091	—		1,531,091
Total liabilities	42,361,612	252,345		42,613,957

Stockholders' equity:
Preferred stock (par value $.01; 10,000,000 shares authorized, none issued and outstanding)	—	—		—
Convertible stock (par value $.01; 50,000 shares authorized, 50,000 issued and outstanding)	500	—		500
Common stock (par value $.01; 1,000,000,000 shares authorized, 14,017,095 issued and outstanding)	140,171	56,902	(c)	197,073
Additional paid-in-capital	122,844,286	53,987,182	(c)	176,831,468
Accumulated other comprehensive loss	(62,266)	—		(62,266)
Accumulated (deficit) earnings	(9,768,454)	—		(9,768,454)
Total stockholders' equity	113,154,237	54,044,084		167,198,321
Total liabilities and stockholders' equity	$155,515,849	$54,296,429		$209,812,278
See accompanying notes.

Notes to Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2015

a.	Reflects the Company’s historical consolidated balance sheet as of March 31, 2015.

b.	Reflects the increase in assets and liabilities acquired as a result of the acquisition. The Company paid the purchase price with $46.8 million in cash.

c.	Reflects the capital raised during the period April 1, 2015 through the date of acquisition, May 19, 2015.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2015

	For the Three Months Ended March 31, 2015	Pro Forma Adjustments		For the Three Months Ended March 31, 2015
	(a)			(Pro Forma)
Revenues:
Rental income	$1,680,036	$1,038,469	(b)	$2,718,505
Interest income	19,190	—		19,190
	1,699,226	1,038,469		2,737,695

Expenses:
Rental operating	750,186	385,641	(b)	1,135,827
Acquisition costs	896,096	—	(d)	896,096
Management fees - related parties	252,690	187,718	(c)	440,408
General and administrative	655,628	10,743	(b)	666,371
Loss on disposal of assets	402,866	—		402,866
Depreciation and amortization expense	937,217	893,630	(e)	1,830,847
Total expenses	3,894,683	1,477,732		5,372,415
Loss income before other expense	(2,195,457)	(439,263)		(2,634,720)

Other expense:
Interest expense	224,079	—		224,079
Net loss	(2,419,536)	(439,263)		(2,858,799)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(27,798)	—		(27,798)
Comprehensive loss	$(2,447,334)	$(439,263)		$(2,886,597)

Weighted average shares outstanding	3,614,037			3,614,037

Basic and diluted loss per common share	$(0.67)			$(0.79)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Three Months Ended March 31, 2015

a.	Reflects the Company’s historical consolidated operations for the three months ended March 31, 2015.

b.	Reflects operating activity from January 1, 2015 to March 31, 2015 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee was three twelfths of 1% of the asset’s cost for the three months ended March 31, 2015. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the three months ended March 31, 2015.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over six months.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

	For the Year Ended December 31, 2014	Pro Forma Adjustments		For the Year Ended December 31, 2014
	(a)			(Pro Forma)
Revenues:
Rental income	$991,543	$4,154,177	(b)	$5,145,720
Interest income	8,251	—		8,251
	999,794	4,154,177		5,153,971

Expenses:
Rental operating	689,325	1,575,504	(b)	2,264,829
Acquisition costs	1,588,944	—	(d)	1,588,944
Management fees - related parties	127,496	750,887	(c)	878,383
General and administrative	1,472,181	42,193	(b)	1,514,374
Loss on disposal of assets	198,840	—		198,840
Depreciation and amortization expense	531,058	2,477,200	(e)	3,008,258
Total expenses	4,607,844	4,845,784		9,453,628
Loss before other expense	(3,608,050)	(691,607)		(4,299,657)

Other expense:
Interest expense	158,842	—		158,842
Net loss	(3,766,892)	(691,607)		(4,458,499)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(34,468)	—		(34,468)
Comprehensive loss	$(3,801,360)	$(691,607)		$(4,492,967)

Weighted average shares outstanding	1,680,062			1,680,062

Basic and diluted loss per common share	$(2.24)			$(2.65)

See accompanying notes to unaudited pro forma consolidated financial statements

Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2014.

b.	Reflects operating activity from January 1, 2014 to December 31, 2014 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee was 1% of the asset’s cost for the year ended December 31, 2014. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2014.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over six months.